Virtus Asset Trust

Supplement dated May 22, 2018 to the Statement of Additional Information (“SAI”)

dated April 30, 2018, as supplemented

Virtus Alternative Solutions Trust

Supplement dated May 22, 2018 to the SAI dated February 28, 2018, as supplemented

Virtus Equity Trust

Supplement dated May 22, 2018 to the SAI dated March 6, 2018, as supplemented

Virtus Opportunities Trust

Supplement dated May 22, 2018 to the SAI dated January 29, 2018, as supplemented

Virtus Retirement Trust

Supplement dated May 22, 2018 to the SAI dated April 30, 2018, as supplemented

Important Notice to Investors

In the section “Investor Account Services and Policies” in the SAIs of Virtus Alternative Solutions Trust, Virtus Equity Trust and Virtus Opportunities Trust, the following disclosure is hereby added after the “Systematic Withdrawal Program” section under the heading “Notice to Non-U.S. Individual Shareholders”:

The Trust and its Shares are only registered in the United States of America. Regulations outside of the United States may restrict the sale of Shares to certain non-U.S. investors or subject certain shareholder accounts to additional regulatory requirements. The Trust reserves the right, however, to sell Shares to certain non-U.S. investors in compliance with applicable law. If a current shareholder in the Trust provides a non-U.S. address, this will be deemed a representation and warranty from such investor that he/she is not a U.S. resident and will continue to be a non-U.S. resident unless and until the Trust is notified of a change in the investor’s resident status. Any current shareholder that has a resident address outside of the Unites States may be restricted from purchasing additional Shares.

In the course of its business, the Trust, its service providers and/or its selling agents may collect, record, store, adapt, transfer and otherwise process information by which prospective and current natural person investors may be directly or indirectly identified. The Trust, its service providers and/or its selling agents shall comply with all applicable data protection regulation in processing personal data within their respective possession, including the EU General Data Protection Regulation (EU/2016/679) (“GDPR”). For shareholders who are residents or citizens of the European Union, personal data will be generally processed to open an account, manage and administer holding(s), including further subscriptions, redemptions, transfers or conversions, or otherwise as necessary to comply with legal obligations under GDPR.

In addition, the disclosure under the “Notice to Non-U.S. Individual Shareholders” heading in the SAIs of Virtus Asset Trust and Virtus Retirement Trust is hereby replaced with the above.

Investors should retain this supplement for future reference.

All Trusts SAI/ Notice to Non-U.S. Individual Shareholders (5/2018)